Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

					Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(Jul.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0191	—	—	$0.0047	80.3%	0.0%	0.0%	19.7%
	Fiscal YTD	$0.2142	$0.1620	—	—	$0.0522	75.6%	0.0%	0.0%	24.4%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0257	—	—	$0.0093	73.4%	0.0%	0.0%	26.6%
	Fiscal YTD	$0.1050	$0.0771	—	—	$0.0279	73.4%	0.0%	0.0%	26.6%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 6/30/24

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	1.48%	4.19%	21.88%	4.19%
PMO (FYE 4/30)	1.59%	3.66%	3.32%	3.66%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.	US-PUTNAM-2887561-3012217
SU006-BW-0724

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

					Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(Aug.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0220	—	—	$0.0018	92.4%	0.0%	0.0%	7.6%
	Fiscal YTD	$0.2380	$0.1840	—	—	$0.0540	77.3%	0.0%	0.0%	22.7%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0315	—	—	$0.0035	90.0%	0.0%	0.0%	10.0%
	Fiscal YTD	$0.1400	$0.1086	—	—	$0.0314	77.6%	0.0%	0.0%	22.4%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 7/31/24

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV**
PMM (FYE 10/31)	1.64%	4.15%	23.74%	4.15%
PMO (FYE 4/30)	1.66%	3.63%	4.63%	3.63%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

** Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.	US-PUTNAM-2887561-3104134
SU006-BW-0824

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

					Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(Sept.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0194	—	—	$0.0044	81.5%	0.0%	0.0%	18.5%
	Fiscal YTD	$0.2618	$0.2034	—	—	$0.0584	77.7%	0.0%	0.0%	22.3%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0297	—	—	$0.0053	84.9%	0.0%	0.0%	15.1%
	Fiscal YTD	$0.1750	$0.1383	—	—	$0.0367	79.0%	0.0%	0.0%	21.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 8/31/24

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV**
PMM (FYE 10/31)	1.28%	4.14%	24.35%	4.14%
PMO (FYE 4/30)	1.27%	3.62%	5.21%	3.62%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

** Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.	US-PUTNAM-3335224-3235224
SU006-BW-0924

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

					Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(Oct.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0183	—	—	$0.0055	76.9%	0.0%	0.0%	23.1%
	Fiscal YTD	$0.2856	$0.2217	—	—	$0.0639	77.6%	0.0%	0.0%	22.4%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0268	—	—	$0.0082	76.6%	0.0%	0.0%	23.4%
	Fiscal YTD	$0.2100	$0.1651	—	—	$0.0449	78.6%	0.0%	0.0%	21.4%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 9/30/24

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV**
PMM (FYE 10/31)	1.79%	4.07%	26.76%	4.07%
PMO (FYE 4/30)	1.84%	3.57%	7.07%	3.57%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

** Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.	US-PUTNAM-3335224-3354923
SU006-BW-1024

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

					Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(Nov.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0199	—	—	$0.0039	83.6%	0.0%	0.0%	16.4%
	Fiscal YTD	$0.0238	$0.0199	—	—	$0.0039	83.6%	0.0%	0.0%	16.4%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0300	—	—	$0.0050	85.7%	0.0%	0.0%	14.3%
	Fiscal YTD	$0.2450	$0.1951	—	—	$0.0499	79.6%	0.0%	0.0%	20.4%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 10/31/24

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV**
PMM (FYE 10/31)	1.27%	4.19%	23.58%	4.19%
PMO (FYE 4/30)	1.28%	3.67%	4.21%	3.67%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

** Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.	US-PUTNAM-3335224-3501722
SU006-BW-1124

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

					Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(Dec.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0187	—	—	$0.0051	78.6%	0.0%	0.0%	21.4%
	Fiscal YTD	$0.0476	$0.0386	—	—	$0.0090	81.1%	0.0%	0.0%	18.9%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0262	—	—	$0.0088	74.9%	0.0%	0.0%	25.1%
	Fiscal YTD	$0.2800	$0.2213	—	—	$0.0587	79.0%	0.0%	0.0%	21.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 11/30/24

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV**
PMM (FYE 10/31)	1.78%	4.10%	2.70%	4.10%
PMO (FYE 4/30)	1.82%	3.58%	7.18%	3.58%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

** Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.	US-PUTNAM-3708629-3608629
SU006-BW-1224